UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 5, 2020

Date of Report (Date of earliest event reported)

IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-27969	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

330 Townsend Street, Suite 234, San Francisco, CA	94107
(Address of principal executive offices)	(Zip Code)

(408) 467-1900
(Registrant’s telephone number, including area code)
50 Rio Robles, San Jose, CA 95134
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Pursuant to Instruction 2 to Item 5.02 of Form 8-K, Immersion Corporation (“Immersion” or the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend the Company’s Form 8-K, originally filed with the Securities and Exchange Commission on March 9, 2020 (the “Original Report”), to disclose: (i) the subsequent appointment of Franz Fink to serve as a member of the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company; and (ii) the subsequent appointment of Stephen Domenik to serve as a member of the Nominating and Corporate Governance Committee (the “Nominating and Governance Committee”) of the Board. At the time of the Original Report, the Board had not determined all of the committees to which, if any, Messrs. Singer, Fink and Domenik would be appointed. Except as stated herein, the Original Report shall remain in effect.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)

On March 25, 2020, the Board, effective March 16, 2020, appointed Mr. Fink to serve as a member of the Audit Committee and appointed Mr. Domenik to serve as a member of the Nominating and Governance Committee. Also on March 25, 2020, the Board, effective as of March 16, 2020, (i) removed Sharon Holt from the Audit Committee; (ii) removed William Martin from the Nominating and Governance Committee; (iii) appointed Sharon Holt to serve as a member and the Chairperson of the Nominating and Governance Committee; and (iv) appointed Sumit Agarwal to serve as a member of the Nominating and Governance Committee.

As a result of the actions described above (or as otherwise disclosed in the Original Report):

(i)	the Audit Committee consists of Matthew Frey (Chairperson), Sumit Agarwal and Franz Fink;

(ii)	the Nominating and Governance Committee consists of Sharon Holt (Chairperson), Sumit Agarwal and Stephen Domenik;

(iii)	the Compensation Committee of the Board consists of William Martin (Chairperson), Stephen Domenik and Eric Singer; and

(iv)	the Strategy Committee of the Board consists of Stephen Domenik, William Martin and Eric Singer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION
Date:	March 26, 2020	By:	/s/ MIKE OKADA
Mike Okada
General Counsel